SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 24, 2003
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                           First Community Corporation
                           ---------------------------
                            (Exact name of registrant
                           as specified in its charter)




  South Carolina                 000-28344                       57-1010751
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(State or other                 (Commission                   (I.R.S. Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)




                5455 Sunset Blvd, Lexington, South Carolina 29072
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (803) 951-2265
                                                           --------------




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 9. Regulation FD Disclosure.

On April 24, 2003, First Community Corporation, holding company for First Community Bank, issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.





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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST COMMUNITY CORPORATION



                                 By:      /s/ Joseph G. Sawyer
                                    -------------------------------
                                 Name:    Joseph G. Sawyer
                                 Title:   Chief Financial Officer

Dated: April 24, 2003



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                                  EXHIBIT INDEX

Exhibit Number             Description

99.1     Earnings Press Release for the quarter ended March 31, 2003


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